EXHIBIT 32

                                  CERTIFICATION
                      (Pursuant to 18 U.S.C. Section 1350)

The undersigned hereby certifies that, to the best of his knowledge, (i) the foregoing Quarterly Report on Form 10-QSB filed by Yadkin Valley Company (the "Registrant") for the quarter ended September 30, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: January 5, 2006                /s/ DAVID S. PERRY
                                     -------------------------------------------
                                     David S. Perry, President and Treasurer
                                     (principal executive and financial officer)



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